PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Schedule of Property And Equipment
	December 31,
	2024	2023
Office, equipment and facilities	$6,440	$6,332
Internal use software	3,396	3,345
Vehicles	2,127	2,192
Leasehold improvements	2,596	2,606
Total cost of property and equipment	14,559	14,475
Less: accumulated depreciation and amortization	9,893	9,281
Total property and equipment, net	$4,666	$5,194